Note 8 - Net Loss Per Share - 10Q	3 Months Ended
Mar. 31, 2025
Notes to Financial Statements
Earnings Per Share [Text Block]
8.	Net Loss Per Share

Basic and diluted loss per common share are computed based on the weighted average number of common shares outstanding, including pre-funded warrants outstanding as of March 31, 2025. The Company’s potentially dilutive securities, which include stock options and stock purchase warrants, have been excluded from the computation of diluted net loss per share as the effect would be antidilutive. The securities that could potentially dilute basic earnings per share in the future and that have been excluded from the computation of diluted net loss per share totaled 11,191,810 and 1,721,895 shares at March 31, 2025 and 2024, respectively.